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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2006


                             SEMOTUS SOLUTIONS, INC.

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             (Exact Name of Registrant as Specified in its Charter)


            NEVADA                        0-21069                36-3574355
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


               718 University Ave., Suite 202 Los Gatos, CA 95032
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 399-6120
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              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     In order to pursue other interests, Umair Khan resigned as our Chief Operating Officer and as Chairman and President of Clickmarks, Inc., one of our subsidiary companies, effective as of May 5, 2006. However, Mr. Khan has been appointed to our Advisory Board and will continue working with Semotus in this capacity.


ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) N/A.

     (b) N/A.

(c) Exhibits. The following exhibit is filed with this report:


Exhibit Number        Description
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99.1                  Press release of Semotus Solutions, Inc. dated May 9, 2006



















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      SEMOTUS SOLUTIONS, INC.


     Date: May 8, 2006                By: /s/ Anthony N. LaPine
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                                          Anthony N. LaPine,
                                          President and Chief Executive Officer